Accounts Receivable, Net (Details) - Schedule of accounts receivable, net - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of accounts receivable, net [Abstract]
Accounts receivable	$ 10,242	$ 8,177	$ 2,722
Allowance for doubtful accounts	(7)	(6)	(1)
Total accounts receivable, net	10,235	8,171	2,721
Movements of allowance for doubtful accounts are as follows:
Beginning balance	6	1
Addition	1	5	1
Ending balance	$ 7	$ 6	$ 1